                                                                      [LOGO]

                                                                             / /
                                                                         AIM NEW
                                                                  DIMENSION FUND
                                                              FORMERLY GT GLOBAL
                                                              NEW DIMENSION FUND

                                                                             / /
                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 1998

                                                                     INVEST WITH
                                                                  DISCIPLINE-SM-

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Financial
Statements...........         F1

Views  of the  Fund's management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of   June   30,   1998,   unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

MESSAGE FROM THE CHAIRMAN


Dear Fellow Shareholder,

We are pleased to send you this semiannual report. In the time since you received your last report, there have been a few changes. Your Fund is now a part of The AIM Family of Funds-Registered Trademark- and has adopted the AIM name. Thanks to a vote of approval by GT Global shareholders, A I M Advisors, Inc. became the new investment advisor to GT Global Funds, effective May 29, 1998.

We believe you'll enjoy many advantages as a member of The AIM Family of Funds-Registered Trademark-. You'll have access to a greater variety of investment choices, and you'll benefit from AIM's commitment to excellence in shareholder service. Most of all, you'll be part of an expanded fund family that is one of the largest and most respected in the industry. A complete list of funds included in the AIM family can be found inside the back cover of this report. If you would like more information on any of these Funds, we suggest you talk with your financial consultant to discuss their suitability for your investment objectives, risk tolerance, and asset allocation.

Though the Funds are wearing a new name, your investments will continue to seek their stated objectives and receive expert, professional management. In the report that follows, you'll find commentary from managers you know, with the depth of coverage you've come to expect.

Effective September 8, GT Global accounts will be fully integrated into the AIM Family of Funds-Registered Trademark-. For account information, service, and transactions, you will contact AIM's Client Services Department at 800-959-4246. Account information is also available on the AIM website at www.aimfunds.com or on our automated AIM Investor Line at 800-246-5463.

Thank you for your past support of GT Global Funds. AIM is looking forward to continuing a satisfying relationship with you and helping you reach your financial goals.

Sincerely,

/s/ Charles T. Bauer

Charles T. Bauer
Chairman
The AIM Family of Funds-Registered Trademark-

AIM NEW DIMENSION FUND


[graphic]


The AIM New Dimension Fund builds on the concept of theme investing. The Fund has no regional boundaries-it may invest, through underlying Theme Funds, in any major world industry. Thus, the Fund provides investors with a global alternative for diversifying their U.S. portfolio. Each of the six underlying Theme Funds invests in several industry groups tied together by an economic or social theme. The New Dimension Fund allocates its assets among the six underlying Theme Funds using the MSCI All Country (AC) World Index as a guide. This index comprises 38 industries and 2,460 different companies in 45 countries around the world.

The manager determines the Fund's allocation among the Theme Funds according to industry weightings in the MSCI AC World Index. If one industry is included in two Theme Funds, the weighting for that industry is split equally between the two Funds. And, because the relative percentage weightings of industry categories within the MSCI AC World Index change, the assets of the New Dimension Fund are reallocated semiannually to conform to current index weightings.

AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

Seeking to benefit from the changing needs of the new global consumer, the Fund's portfolio primarily invests in companies that manufacture, market, retail, or distribute consumer products and services.

AIM GLOBAL FINANCIAL SERVICES FUND

Focusing globally on issuers in the financial services industries, such as banks, brokerage and investment advisory firms, and insurance companies, this Fund concentrates on the worldwide growth potential of capital markets.

AIM GLOBAL HEALTH CARE FUND

Identifying promising issuers in global health care industries, including pharmaceutical, biotechnology, health care services, and medical technology and supply companies around the world, this Fund emphasizes the increased health care needs of the world's aging population and the growing demand for health care in emerging markets.

AIM GLOBAL INFRASTRUCTURE FUND

Seeking to capitalize on the growing need for energy, transportation, and communications in emerging markets, and the need to upgrade existing infrastructure in developed markets, the Fund's portfolio invests primarily in companies that build, upgrade and repair basic infrastructure.

AIM GLOBAL RESOURCES FUND

Targeting companies that own, explore or develop natural resources, including precious and base metals, fossil fuels, and forest and agricultural products, the AIM Global Resources Fund seeks to benefit from a rise in global industrial production and related business and inflationary cycles.

AIM GLOBAL TELECOMMUNICATIONS FUND

Concentrating on companies engaged in the development, manufacture, or sale of telecommunications services or equipment, the Fund seeks to participate in the growth of worldwide demand for information and the means by which it travels.

PERFORMANCE

Strong gains in European and U.S. equity markets contributed to improvement in the Fund's performance over the six months to June 30, 1998. During this time, the Fund's Class A shares returned 11.48% (6.18% including the maximum sales charge); Class B shares returned 11.11% (6.11% including the maximum 5% contingent deferred sales charge); Class C shares returned 11.11% (10.11% including the maximum 1% sales charge); and Advisor Class shares1 returned 11.65%. In comparison, the Morgan Stanley Capital International (MSCI) All Country (AC) Index (2) returned 14.59% over the same period.

The Fund continued to benefit from select consumer products companies. Additionally, telecommunications companies enjoyed healthy gains. Relative to the indices, however, underperformance was largely a result of the Fund's significant exposure to oil services stocks. Many of these companies experienced significant contractions in their share prices as a result of worries over declining Asian demand. Infrastructure companies also continued to experience difficulties for many of the same reasons. Moreover, the Fund's holdings in smaller cap health care companies were a further drag on performance, as many of these companies underperformed their larger cap counterparts.

CONSUMER PRODUCTS AND SERVICES FUND

The Consumer Products and Services Fund's overweighted position in non-index stocks continued to perform exceptionally well over the period. We like these stocks primarily because they tend to have better price-to-growth rates
(PEGs) than index stocks, meaning their price-to-earnings ratios (P/Es) are lower relative to their earnings growth.

Earnings growth of non-index stocks tends to be higher because their market cap tends to be smaller relative to index stocks. P/Es are lower because the stocks are not included in standard indices, which generally drives stock prices up. Because of the strong demand for them, we find many index stocks tremendously overpriced relative to non-index stocks.

OUTLOOK

We believe consumer products and services companies will remain attractive investments. Often they have distinguished franchises or name-brand products that compete more on perceived value than strictly on price. We also find them good investments because many have low fixed assets and high, unrestricted cash flows. High cash generation allows them to reinvest in core businesses, make acquisitions, repurchase stock or debt, and/or increase dividends.

This underlying Fund is unusual because it is completely company specific. Consumer products and services companies differ vastly from one another and are not generally as affected by macroeconomic cycles as companies in other industries.

HEALTH CARE FUND

The first six months of 1998 saw continued strength in large capitalization health care stocks, while health care stocks in general did poorly. Large, multinational pharmaceutical stocks have continued to outperform significantly,

                                                           Continued p.4


NEW DIMENSION FUND
PORTFOLIO OF INVESTMENTS %
JUNE 30, 1998

   AIM Global Consumer Products and Services Fund   32.0
   AIM Global Financial Services Fund               21.7
   AIM Global Infrastructure Fund                   16.3
   AIM Global Health Care Fund                      10.6
   AIM Global Telecommunications Fund                9.8
   AIM Global Resources Fund                         9.8
   Short Term & Other                               (0.2)

Allocations to underlying Theme Funds will change.
A complete listing of holdings and allocations may be found in the Financial Statements section of this report.

(1) Advisor Class shares are not sold directly to the general public. They are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with AIM. Please see the Fund's prospectus for more complete information.

(2) The MSCI AC World Index includes the market value-weighted averages of the performance of securities listed on 22 developed and 23 emerging stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The above data represent past performance of Fund shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, certain of the Fund's expenses may be waived and/or reimbursed, without which performance would be lower. Waivers and reimbursements are subject to change.

The indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

and select large capitalization medical device companies have also done well. On the other hand, the biotechnology sector had disappointing returns, and start-up companies in general have been very poor performers. Small capitalization pharmaceutical companies, small capitalization medical device firms and most medical service stocks also did poorly.

January to June of this year, like the preceding four months, was a difficult time for the Health Care Fund. We believed that small companies were much more attractively valued than their larger counterparts. Our decision to significantly emphasize investment in those companies since the New Dimension Fund's inception in September 1997 was a primary reason for relative underperformance within this area.

OUTLOOK

Our current strategy is to have a broadly diversified portfolio with exposure across all sectors of the health care industry. In response to what we perceive as a changing industry outlook, we shifted to a higher weighting in select large capitalization companies over the course of this year. Large cap companies added to the portfolio include pharmaceutical and medical supply firms. We also place strong emphasis on relative earnings strength. In choosing small and mid capitalization companies, we look for those we think are solidly positioned to earn more than analysts expect over the coming 12 months.

We have also significantly reduced our exposure to biotechnology and start-up companies, believing their recent underperformance is likely to persist. Reasons include increased investor awareness of the high-risk nature of drug development; overly optimistic Wall Street forecasts invariably leading to disappointment; and increased investor aversion to illiquid high-risk stocks in general.

FINANCIAL SERVICES FUND

European financial stocks have enjoyed spectacular returns as a result of several factors, including expectations for a successful launch of the euro, the currency of monetary union, and the anticipation of lower interest rates. Additionally, because of increased competition associated with European Union, we expect to see increased merger and acquisition activity. Finally, similar to what has already occurred here in the U.S., investors believe European governments are unlikely to continue the same, historical level of support for retirement funding, which means personal savings would need to increase. Asset management firms are already experiencing stronger inflows.

OUTLOOK

In Europe, barriers to banking and insurance between countries are being torn down, and the ability to use one currency across a group of markets cumulatively larger than the U.S. is moving into place. We believe this trend will initially increase costs for banks and insurance companies as computer systems will need to be modified to accommodate the new currency. Earnings will also come under pressure as more competitors enter the arena.

Meanwhile, as banks realize they will have to grow larger to survive, consolidation is inevitable. Many stock prices, however, may have already been run up in anticipation of potential future events. We believe a number have already discounted some of the positives and, as a result, we don't own some of the larger names.

In the U.S., we currently intend to continue taking advantage of ongoing industry consolidation, particularly among larger banks, as well as hold stocks of banks that have already entered into merger agreements. We feel considerable room exists for cost savings as the industry is gradually rationalized. Consolidation also means fewer and more rational competitors, which is usually beneficial for industry profits and share prices.

INFRASTRUCTURE FUND

The past six months saw greatly improved performance for the Infrastructure Fund, compared to the final months of 1997. Early in 1998, continued fears regarding the potential spread of Asian currency crises weakened stock market performance around the world. Additionally, during April and May, a further correction ensued, as profit warnings led to profit-taking in many markets. But as these fears subsided, the trend reversed and, indeed, major European stock markets experienced particular strength, alongside a strong U.S. recovery. A recovery in many cyclical stocks near the close of the reporting period enabled this underlying Fund to recover much of the ground lost during the period.

OUTLOOK

Continued acceleration of developed country infrastructure spending proved to be one of the most positive trends during the review period. Once considered to be mature, with little or no growth prospects, U.S. and European communications, utilities and transportation industries experienced significant spending increases. The

                                                           Continued p.5

U.S. Congress, for example, passed the Transportation Equity Act of the 21st Century, mandating an increase in spending on highway infrastructure by approximately 40%-up to an estimated US$180 billion over the next six years. We believe this trend to be sustainable and expect to stay overweighted in developed markets for the foreseeable future.

On the other hand, we believe share prices of emerging markets companies, particularly those in Asia and Latin America, will remain lackluster at best in the near term. Continued currency volatility, high debt levels and social instability are expected to keep most of these governments from investing aggressively in their infrastructure. While we will continue to invest in selected opportunities in both regions, the Infrastructure Fund's weighting is likely to remain minimal until we feel a sustainable upturn in infrastructure spending has materialized.

RESOURCES FUND

The period of 1997 to 1998 has been most disappointing for natural resource stocks. At no other time have we seen a resource-laden region such as Asia be simultaneously hit by dramatically unusual weather and economic crisis. The results have produced the lowest commodity prices in years, accompanied by devaluation of the corresponding resource companies.

OUTLOOK

We believe demand for resources should grow in the coming year. As the effects of El Nino and the economic turmoil in Asia subside, we think demand for commodities could recover based on the strength of developed world economies. Recovery could be delayed, however, by uncertainty over the extent of the Asian crisis and the glut of petroleum production.

Recent events have precipitated a change in our approach to investing in natural resource companies, and we have undertaken a major realignment of the Fund. Because the direction of commodity prices cannot be accurately forecast, we are now focusing on risk control and seeking to substantially reduce volatility by decreasing our position in any one company, while increasing the number of companies we hold.

We are also introducing greater diversity within natural resources industries by increasing our exposure to many commodity groups and expanding our geographic allocation. Finally, we are purchasing more conservative companies. Instead of owning small, high-growth oil and gas companies, for example, we are investing in larger companies with significantly lower price volatility.

TELECOMMUNICATIONS FUND

The period was marked by recovery from the effects of the Asian crisis in several sectors, including North American technology stocks. Initial concerns about slowing Asian markets were tempered by booming U.S. and European demand and by the realization that Asian-sourced components' prices would be dropping, thus reducing input costs of many equipment assemblers. Some non-Asian emerging market shares also rebounded as it became apparent that the Asian crisis did not spell imminent currency devaluation for every emerging market.

Since the beginning of 1998, the Telecommunications Fund has benefited largely from share price advances of European telecommunications companies. European stocks have rallied on the back of euphoria over the approach of European Economic and Monetary Union (EMU). In addition, European telecommunications companies, in particular, have performed well as a result of deregulation of the industry, which began in January.

OUTLOOK

We see potential for continued strong results from the newly deregulated European telecommunications companies in both wireline and wireless services. We also forecast that wireless equipment will remain strong for the rest of the year, although we feel handset margins are bound to narrow over time and may eventually create problems for manufacturers.

We predict that wireless penetration in Europe will continue to expand at a faster pace than is generally expected by Wall Street analysts. We believe a quicker pace of penetration could ultimately be seen in North America as well, but has affected Europe first because of the many technical and marketing advantages conferred by the Global System for Mobile
Telecommunications, a single standard for cellular communications.

We anticipate industry consolidation will continue in North America and, possibly, in Europe as well. Even in some of the emerging markets, privatizations and strategic positions taken by large telecommunications companies may eventually lead to increased consolidation and rationalization. All of these trends have the potential to produce higher valuations for telecommunications stocks, both from premiums paid in the marketplace and improved profitability.

AIM
NEW
DIMENSION
FUND
(FORMERLY
GT GLOBAL
NEW DIMENSION
FUND)

FINANCIAL
STATEMENTS

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                             ADVISOR
                                                                              CLASS         VALUE        % OF NET
AIM GLOBAL THEME FUNDS                                                       SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------             -----------   -----------   -------------
  AIM Global Consumer Products and Services Fund .............                 686,284   $17,953,178        32.0
  AIM Global Financial Services Fund .........................                 595,333    12,186,465        21.7
  AIM Global Infrastructure Fund .............................                 556,903     9,122,071        16.3
  AIM Global Health Care Fund ................................                 267,601     5,954,114        10.6
  AIM Global Telecommunications Fund .........................                 269,653     5,519,803         9.8
  AIM Global Resources Fund ..................................                 402,064     5,484,152         9.8
                                                                                         -----------       -----

TOTAL THEME FUND INVESTMENTS (cost $53,855,420) ..............                            56,219,783       100.2
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $53,855,420)  * ......................                            56,219,783       100.2
Other Assets and Liabilities .................................                              (106,206)       (0.2)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $56,113,577       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

          * For Federal income tax purposes, cost is $53,893,162 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   4,401,304
                 Unrealized depreciation:            (2,074,683)
                                                  -------------
                 Net unrealized appreciation:     $   2,326,621
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F1

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

Assets:
  Investments at value (cost $53,855,420) (Note 1)...........................................    $ 56,219,783
  U.S. currency..............................................................................           9,174
  Receivable for Fund shares sold............................................................          72,825
                                                                                                 ------------
    Total assets.............................................................................      56,301,782
                                                                                                 ------------
Liabilities:
  Payable for Fund shares repurchased........................................................         145,699
  Payable for service and distribution expenses (Note 2).....................................          33,332
  Payable for investments purchased..........................................................           9,174
                                                                                                 ------------
    Total liabilities........................................................................         188,205
                                                                                                 ------------
Net assets...................................................................................    $ 56,113,577
                                                                                                 ------------
                                                                                                 ------------
Class A:
Net asset value and redemption price per share ($23,947,333 DIVIDED BY 2,021,670 shares
 outstanding)................................................................................    $      11.85
                                                                                                 ------------
                                                                                                 ------------
Maximum offering price per share (100/95.25 of $11.85) *.....................................    $      12.44
                                                                                                 ------------
                                                                                                 ------------
Class B:+
Net asset value and offering price per share ($30,479,961 DIVIDED BY 2,582,072 shares
 outstanding)................................................................................    $      11.80
                                                                                                 ------------
                                                                                                 ------------
Class C:+
Net asset value and offering price per share ($266,957 DIVIDED BY 22,624 shares
 outstanding)................................................................................    $      11.80
                                                                                                 ------------
                                                                                                 ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,419,326 DIVIDED
 BY 119,492 shares outstanding)..............................................................    $      11.88
                                                                                                 ------------
                                                                                                 ------------
Net assets consist of:
  Paid in capital (Note 4)...................................................................    $ 53,469,758
  Accumulated net investment loss............................................................        (148,422)
  Accumulated net realized gain on investments...............................................         427,878
  Net unrealized appreciation of investments.................................................       2,364,363
                                                                                                 ------------
Total -- representing net assets applicable to capital shares outstanding....................    $ 56,113,577
                                                                                                 ------------
                                                                                                 ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F2

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                            STATEMENT OF OPERATIONS

                   Six months ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income..............................................................................  $    3,426
                                                                                                 ----------
    Total investment income....................................................................       3,426
                                                                                                 ----------
Expenses:
  Service and distribution expenses: (Note 2)
    Class A........................................................................  $   50,681
    Class B........................................................................     129,149
    Class C........................................................................         728
                                                                                     ----------
    Total expenses.............................................................................     180,558
                                                                                                 ----------
Net investment loss............................................................................    (177,132)
                                                                                                 ----------
Net realized and unrealized gain (loss) on investments: (Note 1)
  Net realized loss on investments.................................................     (77,682)
  Capital gain distributions received..............................................          --
                                                                                     ----------
    Net realized loss during the period........................................................     (77,682)
    Net change in unrealized appreciation during the period....................................   5,158,759
                                                                                                 ----------
Net realized and unrealized gain on investments................................................   5,081,077
                                                                                                 ----------
Net increase in net assets resulting from operations...........................................  $4,903,945
                                                                                                 ----------
                                                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                SEPTEMBER 15,
                                                                                                    1997
                                                                                                (COMMENCEMENT
                                                                                SIX MONTHS     OF OPERATIONS)
                                                                                  ENDED              TO
                                                                              JUNE 30, 1998     DECEMBER 31,
                                                                               (UNAUDITED)          1997
                                                                              --------------   ---------------
Increase in net assets
Operations:
  Net investment loss.......................................................    $  (177,132)      $   (31,440)
  Net realized gain (loss) on investments...................................        (77,682)        1,983,653
  Net change in unrealized appreciation (depreciation) of investments.......      5,158,759        (2,794,396)
                                                                              --------------   ---------------
    Net increase (decrease) in net assets resulting from operations.........      4,903,945          (842,183)
                                                                              --------------   ---------------
Class A:
Distributions to shareholders: (Note 1)
  In excess of net investment income........................................             --          (583,714)
Class B:
Distributions to shareholders: (Note 1)
  In excess of net investment income........................................             --          (781,183)
Class C:+
Distributions to shareholders: (Note 1)
  In excess of net investment income........................................             --               N/A
Advisor Class: (Note 1)
Distributions to shareholders:
  In excess of net investment income........................................             --           (53,046)
                                                                              --------------   ---------------
    Total distributions.....................................................             --        (1,417,943)
                                                                              --------------   ---------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..........................     22,460,467        41,029,628
  Decrease from capital shares repurchased..................................     (6,819,849)       (3,300,488)
                                                                              --------------   ---------------
    Net increase from capital share transactions............................     15,640,618        37,729,140
                                                                              --------------   ---------------
Total increase in net assets................................................     20,544,563        35,469,014
Net assets:
  Beginning of period.......................................................     35,569,014           100,000
                                                                              --------------   ---------------
  End of period *...........................................................    $56,113,577       $35,569,014
                                                                              --------------   ---------------
                                                                              --------------   ---------------
 * Includes undistributed/accumulated net investment income (loss)..........    $  (148,422)      $    28,710
                                                                              --------------   ---------------
                                                                              --------------   ---------------

--------------
   + Commencing January 1, 1998, the Fund began offering Class C shares.

    The accompanying notes are an integral part of the financial statements.

                                       F4

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                        CLASS A
                                          ------------------------------------
                                            SIX MONTHS     SEPTEMBER 15, 1997
                                              ENDED           (COMMENCEMENT
                                             JUNE 30,        OF OPERATIONS)
                                             1998 (D)        TO DECEMBER 31,
                                           (UNAUDITED)          1997 (D)
                                          --------------   -------------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  10.63              $  11.43
                                          --------------      ----------
Income from investment operations:
  Net investment income (loss)..........     (0.02)                (0.01)
  Net realized and unrealized loss on
   investments..........................      1.24                 (0.31)
                                          --------------      ----------
    Net increase (decrease) from
     investment operations..............      1.22                 (0.32)
                                          --------------      ----------
Distributions to shareholders:
  In excess of net investment income....        --                 (0.48)
                                          --------------      ----------
    Total distributions.................        --                 (0.48)
                                          --------------      ----------
Net asset value, end of period..........  $  11.85              $  10.63
                                          --------------      ----------
                                          --------------      ----------

Total investment return (c).............     11.48% (b)            (2.68)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 23,947              $ 15,145
Ratio of net investment income (loss) to
 average net assets.....................     (0.49)% (a)           (0.35)% (a)
Ratio of operating expenses to average
 net assets: (Note 2)...................      0.50% (a)             0.50% (a)
Portfolio turnover rate++...............         8% (a)                1% (a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period. + Commencing January 1, 1998, the Fund began offering Class C shares.
 ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                       CLASS B                 CLASS C+             ADVISOR CLASS
                                          ---------------------------------   ----------   -------------------------------
                                           SIX MONTHS    SEPTEMBER 15, 1997   SIX MONTHS   SIX MONTHS   SEPTEMBER 15, 1997
                                             ENDED         (COMMENCEMENT        ENDED        ENDED        (COMMENCEMENT
                                            JUNE 30,       OF OPERATIONS)      JUNE 30,     JUNE 30,      OF OPERATIONS)
                                            1998 (D)      TO DECEMBER 31,      1998 (D)     1998 (D)     TO DECEMBER 31,
                                          (UNAUDITED)         1997 (D)        (UNAUDITED)  (UNAUDITED)       1997 (D)
                                          ------------   ------------------   ----------   ----------   ------------------
Per Share Operating Performance:
Net asset value, beginning of period....  $ 10.62             $ 11.43         $10.62       $10.64             $11.43
                                          ------------     ----------         ----------   ----------       --------
Income from investment operations:
  Net investment income (loss)..........    (0.05)              (0.02)         (0.05)        0.00               0.01
  Net realized and unrealized loss on
   investments..........................     1.23               (0.32)          1.23         1.24              (0.31)
                                          ------------     ----------         ----------   ----------       --------
    Net increase (decrease) from
     investment operations..............     1.18               (0.34)          1.18         1.24              (0.30)
                                          ------------     ----------         ----------   ----------       --------
Distributions to shareholders:
  In excess of net investment income....       --               (0.47)            --           --              (0.49)
                                          ------------     ----------         ----------   ----------       --------
    Total distributions.................       --               (0.47)            --           --              (0.49)
                                          ------------     ----------         ----------   ----------       --------
Net asset value, end of period..........  $ 11.80             $ 10.62         $11.80       $11.88             $10.64
                                          ------------     ----------         ----------   ----------       --------
                                          ------------     ----------         ----------   ----------       --------

Total investment return (c).............    11.11% (b)          (2.83)% (b)    11.11% (b)   11.65% (b)         (2.51)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $30,480             $19,184         $  267       $1,419             $1,241
Ratio of net investment income (loss) to
 average net assets.....................    (0.99)% (a)         (0.85)% (a)    (0.99)% (a)   0.01%              0.15% (a)
Ratio of operating expenses to average
 net assets: (Note 2)...................     1.00% (a)           1.00% (a)      1.00% (a)    0.00% (a)          0.00% (a)
Portfolio turnover rate++...............        8% (a)              1% (a)         8% (a)       8% (a)             1% (a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period. + Commencing January 1, 1998, the Fund began offering Class C shares.
 ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                                    NOTES TO
                              FINANCIAL STATEMENTS
                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM New Dimension Fund (the "Fund", formerly GT Global New Dimension Fund) is a diversified series of AIM Series Trust (the "Trust", formerly GT Global Series Trust ). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Fund invests substantially all of its assets in Advisor Class shares of the AIM theme mutual funds: AIM Global Consumer Products and Services Fund; AIM Global Financial Services Fund; AIM Global Health Care Fund; AIM Global Infrastructure Fund; AIM Global Resources Fund; and AIM Global Telecommunications Fund (collectively, the "Underlying Theme Funds").

The Fund offers Class A, Class B, Class C, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A, Class B, and Class C, each have exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Investments in the Fund are valued at the closing net asset value of Advisor Class shares of each Underlying Theme Fund on the day of valuation, and short-term investments with a maturity of 60 days or less are valued at amortized cost.

(B) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(C) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(D) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investments held by the Fund and timing differences.

(E) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On June 30, 1998, the Fund had no loans outstanding.

2. RELATED PARTIES
A I M Advisors, Inc. ("AIM" or the "Manager") is the Fund's investment manager and administrator, and INVESCO (NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-adviser and/or sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc., an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment manager and administrator of the Fund and INVESCO (NY), Inc. became the sub-adviser and sub-administrator of the Fund.
A I M Distributors, Inc. ("AIM Distributors") became the Fund's distributor. Finally, the Trust was reorganized from a Massachusetts business trust into a Delaware business trust. All of the changes became effective as of the close of business on May 29, 1998.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the

                                       F7

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

Fund's distributor. The Fund offers Class A, Class B, Class C, and Advisor Class shares for purchase.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and AIM Distributors, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services is also reimbursed by the Fund its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is also the pricing and accounting agent for the Fund. The Manager will initially assume all costs of the Fund's operation, except for service and distribution fees as described below and non-recurring and extraordinary expenses, if any. The Fund, as a shareholder in the Underlying Theme Funds, indirectly will bear its proportionate share of any investment management fees and other expenses paid by the Underlying Theme Funds. Subject to receipt of a pending exemptive order from the Securities and Exchange Commission, the Trust, on behalf of the Fund, will enter into a Special Servicing Agreement ("Agreement") with the Underlying Theme Funds, the Manager and GT Services. If the Board of Trustees of the Underlying Theme Funds makes certain findings, each Underlying Theme Fund will pay certain nondistribution-related expenses of the Fund to the extent such expenses are less than the estimated savings to the Underlying Theme Funds from the operation of the Fund. The Manager and AIM Distributors also voluntarily have undertaken to limit the Underlying Theme Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.50% of the average daily net assets of the Underlying Theme Fund's Advisor Class shares.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended June 30, 1998, AIM Distributors and GT Global retained $1,378 and $14,589, respectively, of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. No CDSC's were collected during the period ended June 30, 1998. In addition, AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the period ended June 30, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of $11,697 and $29,522, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Class C shares are not subject to initial sales charges. When Class C shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class C shares made within one year of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the period ended June 30, 1998, AIM Distributors collected no CDSCs. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class C shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan"), Class B shares ("Class B Plan") and Class C shares ("Class C Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan and Class C Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B and Class C shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B and Class C shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan and Class C Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees has adopted a Master Distribution Plan applicable to the Fund's Class A and Class C shares (the "Class A and Class C Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A, Class B, and Class C shares of the Funds. Under the Class A and Class C Plan, a Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares and an aggregated amount of 1.00% of the average daily net assets of Class C shares of the Fund.

                                       F8

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

Pursuant to the Fund's Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.
Subject to the receipt of a pending exemptive order from the Securities and Exchange Commission, the Trust will pay each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustees. Until such order is received, the Manager and/or the sub-adviser pay(s) to the Trustees such fees.
3. PURCHASES AND SALES
For the period ended June 30, 1998, purchases and sales, other than short-term investments, of the Underlying Theme Funds by the Fund, are as follows:

AIM GLOBAL                                                                        PURCHASES     SALES
--------------------------------------------------------------------------------  ----------  ----------
Consumer Products and Services Fund.............................................  $5,179,719  $1,089,057
Telecommunications Fund.........................................................   1,641,048      85,582
Financial Services Fund.........................................................   3,617,497     416,342
Resources Fund..................................................................   2,525,006     107,153
Health Care Fund................................................................   2,302,078      95,138
Infrastructure Fund.............................................................   2,847,442     190,249

4. CAPITAL SHARES
At June 30, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                                                                                               SEPTEMBER 15, 1997
                                                                         SIX MONTHS ENDED       (COMMENCEMENT OF
                                                                           JUNE 30, 1998           OPERATIONS)
                                                                            (UNAUDITED)       TO DECEMBER 31, 1997
                                                                       ---------------------  ---------------------
CLASS A                                                                 SHARES      AMOUNT     SHARES      AMOUNT
---------------------------------------------------------------------  ---------  ----------  ---------  ----------
Shares sold..........................................................    845,570  $9,536,511  1,560,835  $17,768,084
Shares issued in connection with reinvestment of distributions.......         --          --     54,891     563,181
                                                                       ---------  ----------  ---------  ----------
                                                                         845,570   9,536,511  1,615,726  18,331,265
Shares repurchased...................................................   (248,048) (2,841,185)  (194,494) (2,190,806)
                                                                       ---------  ----------  ---------  ----------
Net increase.........................................................    597,522  $6,695,326  1,421,232  $16,140,459
                                                                       ---------  ----------  ---------  ----------
                                                                       ---------  ----------  ---------  ----------
                                                                                               SEPTEMBER 15, 1997
                                                                         SIX MONTHS ENDED       (COMMENCEMENT OF
                                                                           JUNE 30, 1998           OPERATIONS)
                                                                            (UNAUDITED)       TO DECEMBER 31, 1997
                                                                       ---------------------  ---------------------
CLASS B                                                                 SHARES      AMOUNT     SHARES      AMOUNT
---------------------------------------------------------------------  ---------  ----------  ---------  ----------
Shares sold..........................................................  1,102,205  $12,382,297 1,832,668  $20,681,472
Shares issued in connection with reinvestment of distributions.......         --          --     67,039     687,825
                                                                       ---------  ----------  ---------  ----------
                                                                       1,102,205  12,382,297  1,899,707  21,369,297
Shares repurchased...................................................   (325,914) (3,715,229)   (96,841) (1,061,266)
                                                                       ---------  ----------  ---------  ----------
Net increase.........................................................    776,291  $8,667,068  1,802,866  $20,308,031
                                                                       ---------  ----------  ---------  ----------
                                                                       ---------  ----------  ---------  ----------
                                                                                                 NOT APPLICABLE
                                                                                                 (THE FUND BEGAN
                                                                         SIX MONTHS ENDED       OFFERING CLASS C
                                                                           JUNE 30, 1998      SHARES ON JANUARY 1,
                                                                            (UNAUDITED)               1998)
                                                                       ---------------------  ---------------------
CLASS C                                                                 SHARES      AMOUNT     SHARES      AMOUNT
---------------------------------------------------------------------  ---------  ----------  ---------  ----------
Shares sold..........................................................     25,666  $  288,227         --  $       --
Shares issued in connection with reinvestment of distributions.......         --          --         --          --
                                                                       ---------  ----------  ---------  ----------
                                                                          25,666     288,227         --          --
Shares repurchased...................................................     (3,042)    (34,523)        --          --
                                                                       ---------  ----------  ---------  ----------
Net increase.........................................................     22,624  $  253,704         --  $       --
                                                                       ---------  ----------  ---------  ----------
                                                                       ---------  ----------  ---------  ----------
                                                                                               SEPTEMBER 15, 1997
                                                                         SIX MONTHS ENDED       (COMMENCEMENT OF
                                                                           JUNE 30, 1998           OPERATIONS)
                                                                            (UNAUDITED)       TO DECEMBER 31, 1997
                                                                       ---------------------  ---------------------
ADVISOR CLASS                                                           SHARES      AMOUNT     SHARES      AMOUNT
---------------------------------------------------------------------  ---------  ----------  ---------  ----------
Shares sold..........................................................     23,229  $  253,432    113,102  $1,276,664
Shares issued in connection with reinvestment of distributions.......         --          --      5,102      52,402
                                                                       ---------  ----------  ---------  ----------
                                                                          23,229     253,432    118,204   1,329,066
Shares repurchased...................................................    (20,324)   (228,912)    (4,533)    (48,416)
                                                                       ---------  ----------  ---------  ----------
Net increase.........................................................      2,905  $   24,520    113,671  $1,280,650
                                                                       ---------  ----------  ---------  ----------
                                                                       ---------  ----------  ---------  ----------

                                       F9

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                                     NOTES

--------------------------------------------------------------------------------

The AIM Family of Funds-REGISTERED TRADEMARK-

GROWTH FUNDS
AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Growth Fund(2)
AIM Select Growth Fund(3)
AIM Small Cap Equity Fund(2)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund

GROWTH & INCOME FUNDS
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM America Value Fund(2)
AIM Balanced Fund
AIM Charter Fund

INCOME FUNDS
AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of  Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

INTERNATIONAL GROWTH FUNDS
AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Emerging Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM International Growth Fund(2)
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)

GLOBAL GROWTH FUNDS
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Worldwide Growth Fund(2)

GLOBAL GROWTH & INCOME FUNDS
AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund

GLOBAL INCOME FUNDS
AIM Global Government Income Fund(2)
AIM Global High Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)

THEME FUNDS
AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM New Dimension Fund(2)

(1) AIM Aggressive Growth Fund closed to new investors on June 5, 1997.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. For more complete information about any AIM Fund, including sales charges and expenses, obtain the appropriate prospectus(es) from your financial consultant. Please read the prospectus(es) carefully before you invest or send money.

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